UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 26, 2009
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
5300 California Avenue, Irvine, California 92617
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 926-5000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On April 26, 2009 Broadcom Corporation (“Broadcom”) entered into a Settlement and Patent License and Non-Assert Agreement with Qualcomm Incorporated (“Qualcomm”), that results in the dismissal with prejudice of all litigation between the companies, including all patent infringement claims in the International Trade Commission and U.S. District Court in Santa Ana as well as the withdrawal by Broadcom of its complaints to the European Commission and the Korea Fair Trade Commission. Under the agreement, Broadcom and Qualcomm have granted to each other certain rights under their respective patent portfolios for integrated circuit products and certain other products and services. In addition, Qualcomm will make payments to Broadcom over a period of four years in the aggregate amount of $891 million.
The terms of the agreement include, among other elements:
•	Broadcom and Qualcomm agree not to assert patents against each other for their respective integrated circuit products and certain other products and services;

•	Broadcom agrees not to assert its patents against Qualcomm’s customers for Qualcomm’s integrated circuit products incorporated into cellular products;

•	Qualcomm’s customers do not receive rights to any of Broadcom’s patents with respect to Qualcomm integrated circuit products incorporated into non-cellular products and equipment;

•	Qualcomm agrees not to assert its patents against Broadcom’s customers for Broadcom’s integrated circuit products incorporated in non-cellular products;

•	Broadcom customers do not receive rights to any of Qualcomm’s patents with respect to Broadcom integrated circuit products incorporated into cellular products and equipment;

•	Qualcomm will pay Broadcom $891 million over a period of four years, of which $200 million will be paid in the quarter ending June 30, 2009. The agreement does not provide for any other scheduled payments between the parties.
The foregoing summary of the agreement is qualified in its entirety by reference to Exhibit 10.1 of this Current Report on Form 8-K, the content of which is hereby incorporated by reference herein.
Broadcom issued a press release April 26, 2009 announcing the agreement. The full text of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

10.1† —	Settlement and Patent License and Non-Assert Agreement by and between Qualcomm Incorporated and the Registrant.
99.1 —	Press Release dated April 26, 2009 of the Registrant.

†	Confidential treatment has been requested with respect to the redacted portions of the referenced exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
April 29, 2009

	By:	/s/ Eric K. Brandt
Eric K. Brandt
Senior Vice President and Chief Financial Officer
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Exhibit Index

Exhibit No.	Description
10.1†	Settlement and Patent License and Non-Assert Agreement by and between Qualcomm Incorporated and the Registrant.
99.1	Press Release dated April 26, 2009 of the Registrant.

†	Confidential treatment has been requested with respect to the redacted portions of the referenced exhibit.